BMC Stock Holdings, Inc. Provides Business Update Regarding COVID-19

Processes in place to help protect the health and safety of BMC associates and their families

Highly motivated and prepared to continue delivering value to our customers and business partners

Company taking actions to provide additional financial flexibility

Withdraws full-year 2020 outlook

Raleigh, NC - April 6, 2020 - BMC Stock Holdings, Inc. (Nasdaq: BMCH) (“BMC” or the “Company”), one of the leading providers of diversified building products, services and innovative solutions in the U.S. construction market, today announced business and financial updates in response to the coronavirus disease 2019 (COVID-19) pandemic.

“At BMC, we are focused on supporting our associates, customers, partners and communities during this unprecedented time,” said Dave Flitman, President and CEO of BMC. “Due to the rapidly evolving nature and continued uncertainty surrounding COVID-19, we are taking actions to maintain the safety of our associates and increase our Company’s financial flexibility, including borrowing on our revolving credit facility and temporarily suspending our share repurchase program, while actively reducing our operating expenses and capital expenditures. While we cannot predict how long the COVID-19 pandemic will last, I am confident that these actions, combined with our unwavering commitment to safety, our differentiated business model and our financial strength will position us to navigate through this challenging period.”

Safety

The safety of BMC’s associates and families is very important, and the Company has taken several steps to protect its associates, which include implementing detailed cleaning and disinfecting processes at BMC locations, adhering to social distancing protocols, suspending all air travel, and encouraging all associates to work from home when possible.

Additionally, the Company launched a dedicated COVID-19 resource intranet page to keep associates up-to-date on Company and health authority information, guidelines and policies, such as the guidelines set by the Centers for Disease Control and Prevention, which BMC associates are to follow as appropriate. The Company also enacted an Emergency Sick Pay Leave policy for associates unable to report to work because of a COVID-19 disruption.

Operations

While state, county, and other local municipalities have issued various and differing shelter in place orders, in many locations the Company’s products and services are classified as “essential business” and the Company’s facilities in those jurisdictions continue operations. However, due to certain COVID-19 related restrictions, the Company has significantly reduced operations in the State of Washington which represented approximately 5% of BMC’s 2019 net sales.

Liquidity and Capital Resources

As a precautionary measure to increase cash on hand and financial flexibility, the Company recently borrowed $144 million under its revolving credit facility. As a result of this draw, the Company had cash on hand of approximately $285 million on March 31, 2020 and approximately $215 million of remaining borrowing capacity under its revolver, resulting in total liquidity of approximately $500 million. Additionally, the Company has no significant long-term debt maturities until 2024.

The Company has also postponed future growth-related capital projects and share repurchases until further notice, but will continue to invest in safety and productivity-related capital expenditures. Additionally, the Company has taken steps to reduce operating expenses, including voluntary cash salary and retainer reductions by senior management and the Board of Directors, reductions in associate staffing levels and the elimination of certain discretionary spending.

Withdrawal of Full-Year 2020 Outlook

Considering the rapidly evolving COVID-19 situation, BMC is withdrawing its full-year 2020 outlook issued on February 27, 2020, as management anticipates that COVID-19 will have a negative impact on single-family housing starts and the Company’s financial results over the remaining months of the year. The company does not expect a significant impact to its first quarter 2020 results as compared to its original expectations, and expects to provide an update on business conditions and capital allocation during its first quarter earnings call, which is planned for early May.

Virtual Annual Meeting

Considering on-going developments related to COVID-19, the Company’s 2020 Annual Meeting of Stockholders will be a virtual-only meeting this year. The meeting will be held on Thursday, May 14, 2020, at 8:00 a.m. Eastern Time. Log-in begins at 7:45 a.m. To participate, go to www.virtualshareholdermeeting.com/BMCH2020 with your 16-digit control number.

About BMC Stock Holdings, Inc.
With $3.6 billion in 2019 net sales, BMC is a leading provider of diversified building products, services and innovative solutions to builders, contractors and professional remodelers in the U.S. construction market. Headquartered in Raleigh, North Carolina, the Company’s comprehensive portfolio of products and solutions spans building materials, including millwork and structural component manufacturing capabilities, consultative showrooms and design centers, value-added installation management services and an innovative eBusiness platform. BMC serves 45 metropolitan areas across 18 states, principally in the South and West regions.

Forward-Looking Statements
This press release contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements in this document may include, without limitation, statements regarding sales growth, price changes, earnings performance, strategic direction and the demand for our products. Forward-looking statements are typically identified by words or phrases such as "may," "might," "predict," "future," "seek to," "assume," "goal," "objective," "continue," "will," "could," "should," "would," "anticipate," "estimate," "expect," "project," "intend," "plan," "believe," "target," "prospects," "guidance," "possible," "predict," "propose," "potential" and "forecast," or the negative of such terms and other words, terms and phrases of similar meaning. Forward-looking statements involve estimates, expectations, projections, goals, forecasts, assumptions, risks and uncertainties, many of which are outside BMC's control. BMC cautions readers that any forward-looking statement is not a guarantee of future performance and that actual results could differ materially from those contained in the forward-looking statement; therefore, investors and shareholders should not place undue reliance on such statement. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements included in this communication.
A number of important factors could cause actual results to differ materially from those indicated by the forward-looking statements. These factors include without limitation:

•	the state of the homebuilding industry and repair and remodeling activity, the economy and the credit markets;

•	fluctuation of commodity prices and prices of our products as a result of national and international economic and other conditions;

•	the impact of potential changes in our customer or product sales mix;

•	our concentration of business in the Texas, California and Georgia markets;

•	the potential loss of significant customers or a reduction in the quantity of products they purchase;

•	seasonality and cyclicality of the building products supply and services industry;

•	competitive industry pressures and competitive pricing pressure from our customers and competitors;

•	our exposure to product liability, warranty, casualty, construction defect, contract, tort, employment and other claims and legal proceedings;

•	our ability to maintain profitability and positive cash flows;

•	our ability to retain our key employees and to attract and retain new qualified employees, while controlling our labor costs;

•	product shortages, loss of key suppliers or failure to develop relationships with qualified suppliers, and our dependence on third-party suppliers and manufacturers;

•	the implementation of our supply chain and technology initiatives;

•	the impact of long-term non-cancelable leases at our facilities;

•	our ability to effectively manage inventory and working capital;

•	the credit risk from our customers;

•	our ability to identify or respond effectively to consumer needs, expectations, market conditions or trends;

•	our ability to successfully implement our growth strategy;

•	the impact of federal, state, local and other laws and regulations;

•	the impact of changes in legislation and government policy;

•	the impact of unexpected changes in our tax provisions and adoption of new tax legislation;

•	our ability to utilize our net operating loss carryforwards;

•	natural or man-made disruptions to our distribution and manufacturing facilities;

•	our exposure to environmental liabilities and subjection to environmental laws and regulation;

•	the impact of health and safety laws and regulations;

•	the impact of the global outbreak of COVID-19;

•	the impact of disruptions to our information technology systems;

•	cybersecurity risks;

•	our exposure to losses if our insurance coverage is insufficient;

•	our ability to operate on multiple Enterprise Resource Planning (“ERP”) information systems and convert multiple systems to a single system;

•	the impact of our indebtedness;

•	the impact of the various financial covenants in our secured credit agreement and senior secured notes indenture; and

•	other factors discussed or referred to in the “Risk Factors” section of BMC’s most recent Annual Report on Form 10-K filed with the SEC on February 27, 2020.
All such factors are difficult to predict and are beyond BMC’s control. All forward-looking statements attributable to BMC or persons acting on BMC’s behalf are expressly qualified in their entirety by the foregoing cautionary statements. All such statements speak only as of the date made, and BMC undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, unless otherwise required by law.

Investor Relations Contact
BMC Stock Holdings, Inc.
Michael Neese
(919) 431-1796

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